UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2026 McGaw Avenue
Irvine, CA 92614
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership

 On May 5, 2005, Composite Technology Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case No. SA 05-13107). The Company will continue to manage their properties and operate their business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On May 5, 2005, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press release of Composite Technology Corporation dated May 5, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION
(Registrant)

Date: May 5, 2005	By:	/s/ Benton H. Wilcoxon
Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release of Composite Technology Corporation dated May 5, 2005